SCHEDULE 14A
                                 PROXY STATEMENT
        PURSUANT TO SECTION 14(A) OF THE SECURITIES EXCHANGE ACT OF 1934

Filed by Registrant [X]
Filed by Party other than the Registrant

Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Confidential for Use of the Commission Only as permitted by Rule 14a-6(e)(2)
[X] Definitive Proxy Statement
[ ] Definitive Additional Materials
[ ] Soliciting Material Pursuant to Rule 14a-11c or Rule 14a-12

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED
                (Name of Registrant as Specified in Its Charter)
                     ---------------------------------------
                   (Name of Person(s) Filing Proxy Statement)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11

(1)  Title of each class of securities to which transaction applies:____________
(2)  Aggregate number of securities to which transaction applies:_______________
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined):_______________________________
(4)  Proposed maximum aggregate value of transaction:___________________________
(5)  Total fee paid:____________________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

(1)  Amount previously paid:____________________________________________________
(2)  Form, Schedule or Registration Statement No.:______________________________
(3)  Filing Party: _____________________________________________________________
(4)  Date Filed: _______________________________________________________________

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)
                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                    NOTICE OF ANNUAL MEETINGS OF SHAREHOLDERS
                          To Be Held on April 21, 2005

To the Shareholders:

      Notice is hereby given that the Annual Meetings of Shareholders of Flaherty & Crumrine Preferred Income Fund Incorporated and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated (each a "Fund" and, collectively, the "Funds"), each a Maryland corporation, will be held at the Board Room of the Radisson Bridge Resort, 999 East Camino Real, Boca Raton, Florida 33432 at 8:30 a.m., on April 21, 2005, for the following purposes:

      1.    To elect Directors of each Fund (PROPOSAL 1).

      2. To approve an amendment to each Fund's Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of each of PFD and PFO (each, the "Articles Supplementary"), relating to the term of office of certain Directors (as more fully set forth in the Joint Proxy Statement) (PROPOSAL 2).

      3. To approve an amendment to the Articles Supplementary adding a Force Majeure Provision to the Articles Supplementary to regulate the auction process following an extraordinary event (as more fully set forth in the Joint Proxy Statement) (PROPOSAL 3).

      4. To transact such other business as may properly come before the Meetings or any adjournments thereof.

      YOUR VOTE IS IMPORTANT!

      THE NEW YORK STOCK EXCHANGE, INC. ("NYSE") HAS ADVISED THE FUNDS THAT THE PROPOSALS SET FORTH ABOVE ARE "ROUTINE MATTERS" UNDER NYSE RULES. AS SUCH, BROKER-DEALERS ARE PERMITTED TO VOTE THE SHARES OF THEIR CLIENTS WHO HAVE NOT INDICATED VOTING INSTRUCTIONS ON THEIR PROXY CARD(S) WITH RESPECT TO SUCH A PROPOSAL.

      The Board of Directors of each Fund has fixed the close of business on January 28, 2005 as the record date for the determination of shareholders of each Fund entitled to notice of and to vote at the Annual Meetings.

                                        By Order of the Boards of Directors,


                                        R. ERIC CHADWICK
                                        SECRETARY

February 22, 2005

--------------------------------------------------------------------------------
SEPARATE PROXY CARDS ARE ENCLOSED FOR EACH FUND IN WHICH YOU OWN SHARES. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE ANNUAL MEETINGS ARE REQUESTED TO COMPLETE, SIGN AND DATE THE ENCLOSED PROXY CARD(S). THE PROXY CARD(S) SHOULD BE RETURNED IN THE ENCLOSED ENVELOPE, WHICH NEEDS NO POSTAGE IF MAILED IN THE CONTINENTAL UNITED STATES. INSTRUCTIONS FOR THE PROPER EXECUTION OF PROXIES ARE SET FORTH ON THE INSIDE COVER.
--------------------------------------------------------------------------------

                      INSTRUCTIONS FOR SIGNING PROXY CARDS

      The following general rules for signing proxy cards may be of assistance to you and may avoid the time and expense to the Fund(s) involved in validating your vote if you fail to sign your proxy card(s) properly.

      1. Individual Accounts: Sign your name exactly as it appears in the registration on the proxy card(s).

      2. Joint Accounts: Either party may sign, but the name of the party signing should conform exactly to a name shown in the registration.

      3. All Other Accounts: The capacity of the individual signing the proxy card should be indicated unless it is reflected in the form of registration. For example:

            REGISTRATION                            VALID SIGNATURE
            ------------                            ---------------

            CORPORATE ACCOUNTS

            (1) ABC Corp.                           ABC Corp.
            (2) ABC Corp.                           John Doe, Treasurer
            (3) ABC Corp. c/o John Doe, Treasurer   John Doe
            (4) ABC Corp. Profit Sharing Plan       John Doe, Trustee

            TRUST ACCOUNTS

            (1) ABC Trust                           Jane B. Doe, Trustee
            (2) Jane B. Doe, Trustee                Jane B. Doe
                u/t/d 12/28/78

            CUSTODIAN OR ESTATE ACCOUNTS

            (1) John B. Smith, Cust.,               John B. Smith
                f/b/o John B. Smith, Jr. UGMA
            (2) John B. Smith, Executor,            John B. Smith, Jr., Executor
                estate of Jane Smith

       FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED (NYSE: PFD) FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED (NYSE: PFO)

                      301 E. Colorado Boulevard, Suite 720
                           Pasadena, California 91101

                         ANNUAL MEETINGS OF SHAREHOLDERS
                                 April 21, 2005

                              JOINT PROXY STATEMENT

      This document is a joint proxy statement ("Joint Proxy Statement") for Flaherty & Crumrine Preferred Income Fund Incorporated ("PREFERRED INCOME FUND" OR "PFD") and Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated ("PREFERRED INCOME OPPORTUNITY FUND" OR "PFO") (EACH A "FUND" AND, COLLECTIVELY, THE "FUNDS"). This Joint Proxy Statement is furnished in connection with the solicitation of proxies by each Fund's Board of Directors (each a "Board" and collectively, the "Boards") for use at the Annual Meeting of Shareholders of each Fund to be held on April 21, 2005, at 8:30 a.m., at the Board Room of the Radisson Bridge Resort, 999 East Camino Real, Boca Raton, Florida 33432 and at any adjournments thereof (each a "Meeting" and, collectively, the "Meetings"). A Notice of Annual Meetings of Shareholders and proxy card for each Fund of which you are a shareholder accompany this Joint Proxy Statement. Proxy solicitations will be made, beginning on or about February 22, 2005, primarily by mail, but proxy solicitations may also be made by telephone, telegraph or personal interviews conducted by officers of each Fund, Flaherty & Crumrine Incorporated ("Flaherty & Crumrine" or the "Adviser"), the investment adviser of each Fund, and PFPC Inc., the transfer agent and administrator of each Fund and a member of The PNC Financial Services Group, Inc. The costs of proxy solicitation and expenses incurred in connection with the preparation of this Joint Proxy Statement and its enclosures will be shared proportionally by the Funds. Each Fund also will reimburse brokerage firms and others for their expenses in forwarding solicitation material to the beneficial owners of its shares.

      THE ANNUAL REPORT OF EACH FUND, INCLUDING AUDITED FINANCIAL STATEMENTS FOR THE FISCAL YEAR ENDED NOVEMBER 30, 2004, IS AVAILABLE UPON REQUEST, WITHOUT CHARGE, BY WRITING TO PFPC INC., P.O. BOX 43027, PROVIDENCE, RI 02940-3027, OR CALLING 1-800-331-1710. EACH FUND'S ANNUAL REPORT IS ALSO AVAILABLE ON THE FUNDS' WEBSITE (WWW.PREFERREDINCOME.COM) AND THE SECURITIES AND EXCHANGE COMMISSION'S ("SEC") WEBSITE (WWW.SEC.GOV).

      If the enclosed proxy card is properly executed and returned in time to be voted at the relevant Meeting, the Shares (as defined below) represented thereby will be voted in accordance with the instructions marked thereon. Unless instructions to the contrary are marked thereon, a proxy will be voted "FOR" the election of the nominees for Director and "FOR" the other matters (as applicable to each Fund) listed in the accompanying Notice of Annual Meetings of Shareholders. Any shareholder who has given a proxy has the right to revoke it at any time prior to its exercise either by attending the relevant Meeting and voting his or her Shares in person or by submitting a letter of revocation or a later-dated proxy to the appropriate Fund delivered at the above address prior to the date of the Meeting.

      In the event that a quorum is not present at a Meeting or in the event that a quorum is present but sufficient votes to approve any of the proposals are not received, the persons named as proxies may propose one or more adjournments of the Meeting to permit further solicitation of proxies. Any such adjournment will require the affirmative vote of a majority of those shares represented at the Meeting in person or by proxy. If a quorum is present, the persons named as proxies will vote those proxies which they are entitled to vote "FOR" a proposal in favor of such an adjournment with respect to that proposal and will vote those proxies required to be voted "AGAINST" a proposal against any such adjournment with respect to that proposal. A shareholder vote may be taken on the proposal in the Joint Proxy Statement prior to any such adjournment if sufficient votes have been received for approval of that proposal. Under the By-Laws of each Fund, a quorum is constituted by the presence in person or by proxy of the holders of a majority of the outstanding shares of the Fund entitled to vote at the Meeting. If a proposal is to be voted upon by only one class of a Fund's shares, a quorum of that class of shares must be present at the Meeting in order for the proposal to be considered.

      Each Fund has two classes of capital stock: common stock, par value $0.01 per share (the "Common Stock"); and Money Market Cumulative Preferred(TM) Stock, par value $0.01 per share ("MMP(R)"; together with the Common Stock, the "Shares"). Each Share is entitled to one vote at the Meeting, with pro rata voting rights for any fractional Shares. On the record date, January 28, 2005, the following number of Shares of each Fund were issued and outstanding:

                                                    COMMON STOCK        MMP(R)
      NAME OF FUND                                  OUTSTANDING      OUTSTANDING
      ------------                                  -----------      -----------

      Preferred Income Fund (PFD)                    10,291,805          800

      Preferred Income Opportunity Fund (PFO)        11,612,153          700

      To the knowledge of each Fund and its Board, the following shareholder(s) or "group", as that term is defined in Section 13(d) of the Securities Exchange Act of 1934 (the "1934 Act"), is the beneficial owner or owner of record of more than 5% of the relevant Fund's outstanding shares as of January 28, 2005*:

      NAME AND ADDRESS OF                                AMOUNT AND NATURE
      BENEFICIAL/RECORD OWNER         TITLE OF CLASS        OF OWNERSHIP        PERCENT OF CLASS
      -----------------------         --------------     -----------------      ----------------
      Cede & Co.**                        Common         PFD - 9,768,545              94.92%
      Depository Trust Company             Stock         (record)
      55 Water Street, 25th Floor                        PFO - 11,084,383             95.46%
      New York, NY                                       (record)
      10041
                                           MMP(R)        PFD - 800 (record)            100%
                                                         PFO - 700 (record)            100%

----------
* As of January 28, 2005, the Directors and officers, as a group, owned less than 1% of each class of Shares of each Fund.

**    A nominee partnership of The Depository Trust Company.

      This Joint Proxy Statement is being used in order to reduce the preparation, printing, handling and postage expenses that would result from the use of a separate proxy statement for each Fund. Shareholders of each Fund will vote as a single class except as described below under Proposal 1 and Proposal 3 and will vote separately for each of PFD and PFO on each proposal on which shareholders of that Fund are entitled to vote. Separate proxy cards are enclosed for each Fund in which a shareholder is a record owner of Shares. Thus, if a proposal is approved by shareholders of one Fund and disapproved by shareholders of the other Fund, the proposal will be implemented for the Fund that approved the proposal and will not be implemented for the Fund that did not approve the proposal. It is therefore essential that shareholders complete, date and sign EACH enclosed proxy card. SHAREHOLDERS OF EACH FUND ARE ENTITLED TO VOTE ON THE PROPOSALS PERTAINING TO THAT FUND.

      In order that your Shares may be represented at the Meetings, you are requested to vote on the following matter:

                   SUMMARY OF VOTING RIGHTS ON PROXY PROPOSALS

PREFERRED INCOME FUND (PFD)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                                    COMMON SHAREHOLDERS                        MMP(R) SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Directors           Common Shareholders as a single class    MMP(R) Shareholders as a single class
                                   elect one Director: David Gale           elect one Director: Karen H. Hogan
-----------------------------------------------------------------------------------------------------------------
2. Amendment to Articles           Common and MMP(R) Shareholders, voting together as a single class
Supplementary - Term of Office
of Certain Directors Provision
-----------------------------------------------------------------------------------------------------------------
3. Amendment to Articles           Common and MMP(R) Shareholders voting    o  MMP(R) Shareholders voting as a
Supplementary - Force              together as a single class                  separate class
Majeure Provision                                                           o  Common and MMP(R) Shareholders
                                                                               voting as a single class
-----------------------------------------------------------------------------------------------------------------
4. Other Business                  Common and MMP(R) Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

PREFERRED INCOME OPPORTUNITY FUND (PFO)

-----------------------------------------------------------------------------------------------------------------
PROPOSAL                                    COMMON SHAREHOLDERS                        MMP(R) SHAREHOLDERS
-----------------------------------------------------------------------------------------------------------------
1. Election of Directors           Common Shareholders as a single class    MMP(R) Shareholders as a single class
                                   elect one Director: Morgan Gust          elect one Director: Karen H. Hogan
-----------------------------------------------------------------------------------------------------------------
2. Amendment to Articles           Common and MMP(R) Shareholders, voting together as a single class
Supplementary - Term of Office
of Certain Directors Provision
-----------------------------------------------------------------------------------------------------------------
3. Amendment to Articles           Common and MMP(R) Shareholders voting    o  MMP(R) Shareholders voting as a
Supplementary - Force              together as a single class                  separate class
Majeure Provision                                                           o  Common and MMP(R) Shareholders
                                                                               voting as a single class
-----------------------------------------------------------------------------------------------------------------
4. Other Business                  Common and MMP(R) Shareholders, voting together as a single class
-----------------------------------------------------------------------------------------------------------------

                        PROPOSAL 1: ELECTION OF DIRECTORS

      At the Meetings, shareholders are being asked to consider the election of Directors of each Fund. The Board of each Fund is divided into three classes, each class having a term of three years. Each year the term of office of one class expires and the successor or successors elected to such class serve for a three-year term and until their successors are duly elected and qualified.

      At the Regular Meeting of the Board of Directors of each Fund held on January 21, 2005 (the "January Board Meetings"), the Board of Directors of each respective Fund accepted the resignation of a Director of the Fund. The Board of Directors of PFD accepted the resignation of Robert M. Ettinger as a Director of PFD, effective April 21, 2005. The Board of Directors of PFO accepted the resignation of Martin Brody as a Director of PFO, effective April 21, 2005. In addition, based upon a recommendation from each Fund's respective Nominating Committee, each Board of each Fund separately determined to decrease the size of the Board from six to five effective April 21, 2005. This determination was made in connection with each Board's consideration of the recently adopted SEC rule amendments under the Investment Company Act of 1940, as amended (the "1940 Act"), relating to fund governance practices. Each Board specifically considered the requirement under the SEC amendments that at least 75% of a fund's board be not "interested" (as such term is defined in the 1940 Act) in order for such fund to rely on certain exemptive rules under the 1940 Act (the "75% Requirement"). After consideration of the options available to each Fund to comply with the 75% Requirement, each Board separately determined that a reduction in the size of the Board was the optimal manner in which to comply with the 75% Requirement. Accordingly, such reduction in the size of each Board effectively eliminates a Class III Director seat for PFD and a Class I Director seat for PFO, effective as of April 21, 2005.

      In addition, at the January Board Meetings, the Board of PFD discussed that Mr. Brody would not stand for re-election as a Class I Director of PFD after the expiration of his current term at the 2005 Annual Meeting, and the Board of PFO discussed that Mr. Ettinger would not stand for re-election as a Class III Director of PFO after the expiration of his current term at the 2005 Annual Meeting. Accordingly, based upon a recommendation from each Fund's respective Nominating Committee, it was separately determined by each respective Board that Karen H. Hogan be nominated as a Class I Director of PFD and a Class III Director of PFO for approval by each Fund's respective shareholders at the Meetings.

NOMINEES FOR THE BOARD OF DIRECTORS

      Each nominee named below has consented to serve as a Director if elected at the relevant Meeting. If a designated nominee declines or otherwise becomes unavailable for election, however, the proxy confers discretionary power on the persons named therein to vote in favor of a substitute nominee or nominees.

      Mr. Gale, a Class I Director of PFD, and Ms. Hogan, a Class I Director nominee of PFD, have each been nominated for a three-year term to expire at PFD's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Mr. Gust, a Class III Director of PFO, and Ms. Hogan, a Class III Director nominee of PFO, have each been nominated for a three-year term to expire at PFO's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified. Messrs. Crumrine and Wulf are Class II Directors of PFD and will serve until the Fund's Annual Meeting of Shareholders in 2006. They also are Class II Directors of PFO and will serve until the Fund's Annual Meeting of Shareholders in 2007. Mr. Gust is a Class III Director of PFD and will serve until the Fund's Annual Meeting of Shareholders in 2007 and until his successor is duly elected and qualified. Mr. Gale is a Class I Director of PFO and will serve until the Fund's Annual Meeting of Shareholders in 2006 and until his successor is duly elected and qualified. Except for Mr. Gale (who has served as a Director of each Fund since January 24, 1997) and Mr. Ettinger (who has served as a Director of each Fund since October 18, 2002), each current Director has served in such capacity since each Fund's commencement of operations.

      Under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act holders of MMP(R), voting as a single class, will be entitled to elect two Directors, and holders of the Common Stock will be entitled to elect the remaining Directors. However, subject to the provisions of the 1940 Act and the Fund's Articles of Incorporation, the holders of MMP(R), when dividends are in arrears for two full years, are able to elect the minimum number of additional Directors, that when combined with the two Directors elected by the holders of MMP(R), would give the holders of MMP(R) a majority of the Directors. Donald F. Crumrine and Morgan Gust, as Directors, currently represent holders of MMP(R) of each Fund. Ms. Hogan, as a Director nominee of each Fund, has been nominated by each Fund's respective Board as a Director to represent the holders of MMP(R). If elected, Ms. Hogan would replace Mr. Gust as a Director representing the holders of MMP(R), and Mr. Gust would represent the holders of Common Stock of each Fund. A quorum of the MMP(R) shareholders must be present at the Meeting of Preferred Income Fund and Preferred Income Opportunity Fund in order for each respective proposal to elect Ms. Hogan to be considered.

                         FUND (CLASS)                   NOMINEE FOR DIRECTOR
                         ------------                   --------------------

                      PFD (Common Stock)                        Gale
                      PFD(MMP(R))                               Hogan

                      PFO (Common Stock)                        Gust
                      PFO(MMP(R))                               Hogan

INFORMATION ABOUT DIRECTORS AND OFFICERS

      Set forth in the table below are the existing Directors and nominees for election to the Boards of Directors of the Funds, including information relating to their respective positions held with each Fund, a brief statement of their principal occupations during the past five years and other directorships, if any. Each Director serves in the same capacity for each Fund.

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
NON-INTERESTED
DIRECTORS:

MARTIN BRODY                     Director           Class I Director*           Retired               4          Director, Jaclyn,
c/o HMK Associates                                PFD - since inception                                          Inc. (luggage and
30 Columbia Turnpike                              PFO - since inception                                            accessories);
Florham Park, NJ 07932                                                                                          Director Emeritus,
Age: 83                                                                                                         Smith Barney Mutual
                                                                                                                 Funds (18 funds);
                                                                                                               Director, Flaherty &
                                                                                                                 Crumrine/Claymore
                                                                                                               Preferred Securities
                                                                                                                    Income Fund
                                                                                                                 Incorporated and
                                                                                                                    Flaherty &
                                                                                                                 Crumrine/Claymore
                                                                                                                 Total Return Fund
                                                                                                                   Incorporated

DAVID GALE                       Director           Class I Director      President and CEO of        4        Director, Metromedia
Delta Dividend Group, Inc.                          PFD - since 1997         Delta Dividend                    International Group,
220 Montgomery Street,                              PFO - since 1997           Group, Inc.                             Inc.
Suite 426                                                                     (investments)                    (telecommunications);
San Francisco, CA 94104                                                                                        Director, Flaherty &
Age: 56                                                                                                          Crumrine/Claymore
                                                                                                               Preferred Securities
                                                                                                                    Income Fund
                                                                                                                 Incorporated and
                                                                                                               Flaherty & Crumrine/
                                                                                                                  Claymore Total
                                                                                                                    Return Fund
                                                                                                                   Incorporated

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
NON-INTERESTED
DIRECTORS:

MORGAN GUST (1)                  Director          Class III Director       Since March 2002,         4        Director, Flaherty &
Giant Industries, Inc.                            PFD - since inception    President of Giant                    Crumrine/Claymore
23733 N. Scottsdale Road                          PFO - since inception     Industries, Inc.                   Preferred Securities
Scottsdale, AZ 85255                                                       (petroleum refining                      Income Fund
Age: 57                                                                    and marketing) and,                   Incorporated and
                                                                           for more than five                       Flaherty &
                                                                          years prior thereto,                   Crumrine/Claymore
                                                                             Executive Vice                      Total Return Fund
                                                                             President, and                        Incorporated
                                                                           various other Vice
                                                                           President positions
                                                                          at Giant Industries,
                                                                                  Inc.

KAREN H. HOGAN (2)               Director           Director Nominee*      Retired; Community         2                 --
905 North Bedford Drive           Nominee            PFD - Class I           Volunteer; From
Beverly Hills, CA 90210                              PFO - Class III        September 1985 to
Age: 43                                                                   January 1997, Senior
                                                                            Vice President of
                                                                             Preferred Stock
                                                                             Origination at
                                                                          Lehman Brothers and,
                                                                            previously, Vice
                                                                            President of New
                                                                           Product Development

ROBERT F. WULF                   Director           Class II Director           Financial             4        Director, Flaherty &
3560 Deerfield Drive South                        PFD - since inception   Consultant; Trustee,                   Crumrine/Claymore
Salem, OR 97302                                   PFO - since inception   University of Oregon                 Preferred Securities
Age: 67                                                                   Foundation; Trustee,                      Income Fund
                                                                              San Francisco                      Incorporated and
                                                                          Theological Seminary                      Flaherty &
                                                                                                                 Crumrine/Claymore
                                                                                                                 Total Return Fund
                                                                                                                   Incorporated

INTERESTED
DIRECTORS:

DONALD F. CRUMRINE (1),(3)       Director,          Class II Director        Chairman of the          4        Director, Flaherty &
301 E. Colorado Boulevard       Chairman of       PFD - since inception    Board and Director                    Crumrine/Claymore
Suite 720                      the Board and      PFO - since inception       of Flaherty &                    Preferred Securities
Pasadena, CA 91101            Chief Executive                                   Crumrine                            Income Fund
Age: 57                           Officer                                                                        Incorporated and
                                                                                                                    Flaherty &
                                                                                                                 Crumrine/Claymore
                                                                                                                 Total Return Fund
                                                                                                                   Incorporated

ROBERT M. ETTINGER (3)         Director and       Class III Director*         President and           2                 --
301 E. Colorado Boulevard       President           PFD - since 2002      Director of Flaherty
Suite 720                                           PFO - since 2002           & Crumrine
Pasadena, CA 91101
Age: 46

                                                                                                  NUMBER OF
                                                                               PRINCIPAL           FUNDS IN           OTHER
                                   CURRENT            TERM OF OFFICE         OCCUPATION(S)       FUND COMPLEX     DIRECTORSHIPS
NAME, ADDRESS,                   POSITION(S)          AND LENGTH OF           DURING PAST          OVERSEEN           HELD BY
AND AGE                        HELD WITH FUNDS         TIME SERVED*            FIVE YEARS       BY DIRECTOR**        DIRECTOR
--------------                 ---------------        --------------         -------------      -------------     -------------
OFFICERS:

R. ERIC CHADWICK              Chief Financial             Officer           Vice President of        N/A                N/A
301 E. Colorado Boulevard       Officer, Vice        PFD - since 2002      Flaherty & Crumrine
Suite 720                        President,          PFO - since 2002      since August 2001,
Pasadena, CA 91101             Treasurer and                                 and previously
Age: 29                          Secretary                                (since January 1999)
                                                                          portfolio manager of
                                                                          Flaherty & Crumrine.
                                                                             Prior to that,
                                                                          portfolio manager of
                                                                            Koch Industries,
                                                                                  Inc.

PETER C. STIMES               Chief Compliance            Officer           Vice President of        N/A                N/A
301 E. Colorado Boulevard        Officer and       PFD - since inception   Flaherty & Crumrine
Suite 720                           Vice           PFO - since inception
Pasadena, CA 91101                President
Age: 49

BRADFORD S. STONE              Vice President             Officer         Since May 2003, Vice       N/A                N/A
392 Springfield Avenue          and Assistant        PFD - since 2003         President of
Mezzanine Suite                   Treasurer          PFO - since 2003     Flaherty & Crumrine;
Summit, NJ 07901                                                            from June 2001 to
Age: 45                                                                   April 2003, Director
                                                                              of US Market
                                                                          Strategy at Barclays
                                                                              Capital; from
                                                                            February 1987 to
                                                                             June 2001, Vice
                                                                              President of
                                                                            Goldman, Sachs &
                                                                           Company as Director
                                                                           of US Interest Rate
                                                                              Strategy and,
                                                                            previously, Vice
                                                                              President of
                                                                              Interest Rate
                                                                              Product Sales

LAURIE C. LODOLO                  Assistant              Officer           Since August 2004,        N/A                N/A
301 E. Colorado Boulevard        Compliance          PFD - since 2004     Assistant Compliance
Suite 720                    Officer, Assistant      PFO - since 2004      Officer of Flaherty
Pasadena, CA 91101              Treasurer and                                  & Crumrine
Age: 41                      Assistant Secretary                           Incorporated; since
                                                                             February 2004,
                                                                              Secretary of
                                                                           Flaherty & Crumrine
                                                                              Incorporated;
                                                                                 Account
                                                                            Administrator of
                                                                           Flaherty & Crumrine
                                                                              Incorporated.

----------
* Effective as of the Meetings, Mr. Ettinger has resigned as a Director of PFD and Mr. Brody has resigned as a Director of PFO. In addition, the Board of Directors of each Fund determined to decrease the size of the Board of each Fund from six to five Directors effective April 21, 2005, thereby effectively eliminating a Class III Director seat for PFD and a Class I Director seat for PFO. Mr. Brody's current term as a Class I Director of PFD will expire at the Meeting and he will not stand for re-election. Mr. Ettinger's current term as a Class III Director of PFO will expire at the Meeting and he will not stand for re-election. Accordingly, Ms. Hogan has been nominated as a Class I Director nominee for PFD and a Class III Director nominee for PFO.

      In summary, the Class I Director and Class I Director Nominee of PFD and the Class III Director and Class III Director Nominee of PFO all have been nominated for a three-year term to expire at each Fund's 2008 Annual Meeting of Shareholders and until their successors are duly elected and qualified. The Class II Directors of PFD and the Class I Director of PFO serve until each Fund's Annual Meeting of Shareholders in 2006 and until their successors are duly elected and qualified. The Class III Director of PFD and Class II Directors of PFO serve until each Fund's Annual Meeting of Shareholders in 2007 and until their successors are duly elected and qualified.

** The funds in the fund complex are: Flaherty & Crumrine Preferred Income Fund Incorporated, Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, Flaherty & Crumrine/Claymore Preferred Securities Income Fund Incorporated and Flaherty & Crumrine/Claymore Total Return Fund Incorporated (together, the "Flaherty & Crumrine Fund Family").

(1) As a Director, currently represents holders of shares of the Funds' MMP(R). As of the 2005 Annual Meeting of Shareholders, Mr. Gust will represent the holders of Common Stock of PFD and PFO.

(2)   As a Director, nominated to represent holders of the Funds' MMP(R).

(3) "Interested person" of the Funds as defined in the 1940 Act. Messrs. Crumrine and Ettinger are each considered an "interested person" because of their affiliation with Flaherty & Crumrine, which acts as each Fund's investment adviser.

BENEFICIAL OWNERSHIP OF SHARES IN FUNDS AND FUND COMPLEX FOR EACH DIRECTOR AND NOMINEE FOR ELECTION AS DIRECTOR

      Set forth in the table below is the dollar range of equity securities in each Fund and the aggregate dollar range of equity securities in the Flaherty & Crumrine Fund Family beneficially owned by each Director.

                                                                          AGGREGATE DOLLAR RANGE OF EQUITY
                                                                       SECURITIES IN ALL REGISTERED INVESTMENT
                                      DOLLAR RANGE OF EQUITY             COMPANIES OVERSEEN BY DIRECTOR IN
NAME OF DIRECTOR OR NOMINEE       SECURITIES HELD IN FUND* (1)(2)        FAMILY OF INVESTMENT COMPANIES* (3)
---------------------------       -------------------------------      ---------------------------------------

                                   PFD                        PFO                       TOTAL
                                   ---                        ---                       -----
NON-INTERESTED DIRECTORS:

Martin Brody (5)                    C                          C                          E

David Gale                          C                          C                          E

Morgan Gust                         C                          C                          E

Karen H. Hogan                      A                          A                          A

Robert F. Wulf                      C                          C                          E

INTERESTED DIRECTORS:

Donald F. Crumrine                  E(4)                       E(4)                       E(4)

Robert M. Ettinger (5)              E(4)                       E(4)                       E(4)

----------
*     Key to Dollar Ranges

A.    None

B.    $1 - $10,000

C.    $10,001 -$50,000

D.    $50,001 - $100,000

E.    over $100,000

      All shares were valued as of December 31, 2004.

(1) No Director or officer of the Funds owned any shares of MMP(R) on January 28, 2005.

(2) This information has been furnished by each Director as of January 28, 2005. "Beneficial Ownership" is determined in accordance with Rule 16a-1(a)(2) of the 1934 Act.

(3)   As a group, less than 1%.

(4) Includes shares of PFD and PFO held by Flaherty & Crumrine of which the reporting person is a shareholder and director.

(5) As described earlier in the Joint Proxy Statement, as of April 21, 2005, Messrs. Brody and Ettinger will cease to be Directors of PFD and PFO, respectively.

      Each Director of each Fund who is not a director, officer or employee of Flaherty & Crumrine or any of their affiliates receives a fee of $9,000 per annum plus $500 for each in-person meeting attended, and $150 for each telephone meeting attended. In addition, the Audit Committee Chairman receives an annual fee per Fund of $2,500. Each Director of each Fund is reimbursed for travel and out-of-pocket expenses associated with attending Board and committee meetings. The Board of Directors of PFD held eight meetings (three of which were held by telephone conference call) and the Board of Directors of PFO held eight meetings (three of which were held by telephone conference call) during the fiscal year ended November 30, 2004, and each Director of each Fund then serving in such capacity attended at least 75% of the meetings of Directors and any Committee of which he is a member with the exception of Martin Brody. In addition, one meeting of a special "ad hoc" committee of the Board of Directors was held for each Fund. The aggregate remuneration paid to the Directors of each Fund for the fiscal year ended November 30, 2004 is set forth below:

-------------------------------------------------------------------------------
                                          BOARD MEETING             TRAVEL AND
                   ANNUAL                     AND                 OUT-OF-POCKET
               DIRECTORS FEES        COMMITTEE MEETING FEES         EXPENSES*
-------------------------------------------------------------------------------
 PFD               $38,500                  $24,150                  $16,675
 PFO               $38,500                  $24,150                  $16,675
-------------------------------------------------------------------------------

----------
* Includes reimbursement for travel and out-of-pocket expenses for both "interested" and "non-interested" Directors ("Independent Directors").

AUDIT COMMITTEE REPORT

      The role of each Fund's Audit Committee is to assist the Board of Directors in its oversight of (i) the integrity of each Fund's financial statements and the independent audit thereof; (ii) each Fund's accounting and financial reporting policies and practices, its internal controls and, as appropriate, the internal controls of certain service providers; (iii) each Fund's compliance with legal and regulatory requirements; and (iv) the independent auditor's qualifications, independence and performance. Each Fund's Audit Committee is also required to prepare an audit committee report pursuant to the rules of the Securities and Exchange Commission (the "SEC") for inclusion in each Fund's annual proxy statement. Each Audit Committee operates pursuant to a Charter that was most recently reviewed and approved by the Board of Directors of each Fund on January 21, 2005 and which is available on the Funds' website (www.preferredincome.com). As set forth in the Charter, management is responsible for (i) preparation, presentation and integrity of each Fund's financial statements, (ii) the maintenance of appropriate accounting and financial reporting principles and policies and (iii) the maintenance of internal controls and procedures designed to assure compliance with accounting standards and applicable laws and regulations. The independent accountants are responsible for planning and carrying out proper audits and reviews of each Fund's financial statements and expressing an opinion as to their conformity with accounting principles generally accepted in the United States of America.

      In performing its oversight function, at a meeting held on January 21, 2005, the Audit Committee reviewed and discussed with management of each Fund and the independent accountants, KPMG LLP ("KPMG"), the audited financial statements of each Fund as of and for the fiscal year ended November 30, 2004, and discussed the audit of such financial statements with the independent accountants.

      In addition, the Audit Committee discussed with the independent accountants the accounting principles applied by each Fund and such other matters brought to the attention of the Audit Committee by the independent accountants required by Statement of Auditing Standards No. 61, COMMUNICATIONS WITH AUDIT COMMITTEES, as currently modified or supplemented. The Audit Committee also received from the independent accountants the written disclosures and statements required by the SEC's independence rules, delineating relationships between the independent accountants and each Fund and discussed the impact that any such relationships might have on the objectivity and independence of the independent accountants.

      As set forth above, and as more fully set forth in each Fund's Audit Committee Charter, the Audit Committee has significant duties and powers in its oversight role with respect to the Fund's financial reporting procedures, internal control systems, and the independent audit process.

      The members of the Audit Committee are not, and do not represent themselves to be, professionally engaged in the practice of auditing or accounting and are not employed by each Fund for accounting, financial management or internal control. Moreover, the Audit Committee relies on and makes no independent verification of the facts presented to it or representations made by management or the independent accountants. Accordingly, the Audit Committee's oversight does not provide an independent basis to determine that management has maintained appropriate accounting and financial reporting principles and policies, or internal controls and procedures, designed to assure compliance with accounting standards and applicable laws and regulations. Furthermore, the Audit Committee's considerations and discussions referred to above do not provide assurance that the audit of each Fund's financial statements has been carried out in accordance with generally accepted accounting standards or that the financial statements are presented in accordance with generally accepted accounting principles.

      Based on its consideration of the audited financial statements and the discussions referred to above with management and the independent accountants, and subject to the limitations on the responsibilities and role of the Audit Committee set forth in the Charter and those discussed above, the Audit Committee of each Fund recommended to the Board of Directors of each Fund that the audited financial statements be included in each Fund's Annual Report for the fiscal year ended November 30, 2004.

THIS REPORT WAS SUBMITTED BY THE AUDIT COMMITTEE OF EACH FUND'S BOARD OF
DIRECTORS

Martin Brody
David Gale
Morgan Gust
Robert Wulf (Chairman)

January 21, 2005

Each Audit Committee met four times in connection with its Board of Directors regularly scheduled meetings during the fiscal year ended November 30, 2004. Each Audit Committee is composed entirely of each Fund's independent (as such term is defined by the New York Stock Exchange, Inc.'s listing standards applicable to closed-end funds (the "NYSE Listing Standards")) Directors, namely Messrs. Brody, Gale, Gust and Wulf.

NOMINATING COMMITTEE

      Each Board of Directors has a Nominating Committee composed entirely of each Fund's independent (as such term is defined by the NYSE Listing Standards) Directors, namely Messrs. Brody, Gale, Gust and Wulf. The Nominating Committee of each Fund met three times during the fiscal year ended November 30, 2004. The Nominating Committee is responsible for identifying individuals believed to be qualified to become Board members and for recommending to the Board of Directors such nominees to stand for election as directors at each Fund's annual meeting of shareholders, and to fill any vacancies on the Board. Each Fund's Nominating Committee has a charter which is available on the Funds' website (www.preferredincome.com).

      Each Fund's Nominating Committee believes that it is in the best interest of the Fund and its shareholders to obtain highly qualified candidates to serve as members of the Board of Directors. The Nominating Committees have not established a formal process for identifying candidates where a vacancy exists on the Board. In nominating candidates, the Nominating Committee shall take into consideration such factors as it deems appropriate. These factors may include judgment, skill, diversity, experience with investment companies and other organizations of comparable purpose, complexity, size and subject to similar legal restrictions and oversight, the interplay of the candidate's experience with the experience of other Board members, and the extent to which the candidate would be a desirable addition to the Board and any committees thereof.

      Each Fund's Nominating Committee will consider director candidates recommended by shareholders and submitted in accordance with applicable law and procedures as described in this Joint Proxy Statement. (See "Submission of Shareholder Proposals" below.)

OTHER BOARD-RELATED MATTERS

      Shareholders who wish to send communications to the Board should send them to the address of the Fund and to the attention of the Board. All such communications will be directed to the Board's attention.

      The Funds do not have a formal policy regarding Board member attendance at the Annual Meeting of Shareholders. However, all of the Directors of each Fund attended the April 23, 2004 Annual Meeting of Shareholders.

COMPENSATION

      The following table sets forth certain information regarding the compensation of each Fund's Directors for the fiscal year ended November 30, 2004. No executive officer or person affiliated with a Fund received compensation from a Fund during the fiscal year ended November 30, 2004 in excess of $60,000. Directors and executive officers of the Funds do not receive pension or retirement benefits from the Funds.

                               COMPENSATION TABLE

            NAME OF                   AGGREGATE         TOTAL COMPENSATION FROM
          PERSON AND                COMPENSATION          THE FUNDS AND FUND
           POSITION                FROM EACH FUND     COMPLEX PAID TO DIRECTORS*
           --------                --------------     --------------------------

DONALD F. CRUMRINE                       $0                      $0(4)
Director, Chairman of the Board
and Chief Executive Officer

ROBERT M. ETTINGER                       $0                      $0(2)
Director and President

MARTIN BRODY                        $12,600 - PFD             $49,650(4)
Director                            $12,600 - PFO

DAVID GALE                          $15,600 - PFD             $61,650(4)
Director                            $15,600 - PFO

MORGAN GUST                         $15,900 - PFD             $62,700(4)
Director                            $15,900  - PFO

ROBERT F. WULF                      $18,550 - PFD             $73,903(4)
Director                            $18,550 - PFO

----------
* Represents the total compensation paid to such persons by the Funds and the other funds in the Flaherty & Crumrine Fund Family for the fiscal year ended November 30, 2004, which are considered part of the same "fund complex" because they have a common adviser. The parenthetical number represents the total number of investment company directorships held by the director or nominee in such fund complex as of November 30, 2004.

REQUIRED VOTE

      The election of Mr. Gale as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Ms. Hogan as a Director of Preferred Income Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy. The election of Mr. Gust as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of Common Stock of such Fund at the Meeting in person or by proxy. The election of Ms. Hogan as a Director of Preferred Income Opportunity Fund will require the affirmative vote of a plurality of the votes cast by holders of the shares of MMP(R) of such Fund at the Meeting in person or by proxy.

EACH BOARD OF DIRECTORS, INCLUDING ALL OF THE INDEPENDENT DIRECTORS, UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" EACH NOMINEE AS DIRECTOR.

                  PROPOSAL 2: APPROVAL OF AN AMENDMENT TO EACH
                  FUND'S ARTICLES SUPPLEMENTARY RELATING TO THE
                       TERM OF OFFICE OF CERTAIN DIRECTORS

      The second proposal to be considered at the Meeting is amending the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of each of PFD and PFO (each, the "Articles Supplementary") as set forth in the proposed Articles of Amendment for each of PFD and PFO ("Proposed Amendment A") described below and attached to this Joint Proxy Statement as Proposed Amendments A-1 and A-2, respectively.

      As discussed in connection with Proposal 1 above, under each Fund's Articles of Incorporation, Articles Supplementary and the 1940 Act, holders of MMP(R), voting as a single class, are entitled to elect two Directors, and holders of the Common Stock are entitled to elect the remaining Directors. In addition, subject to the provisions of the 1940 Act and each Fund's Articles of Incorporation, the holders of MMP(R), when dividends are in arrears for two full years, are able to elect the minimum number of additional directors which, when combined with the two Directors elected by the holders of the MMP(R), would give the holders of MMP(R) a majority of the Directors. However, the Funds' Articles of Incorporation and Articles Supplementary are silent on the status of directors elected by holders of MMP(R) in the event all of the MMP(R) shares were to be redeemed in full. Therefore, in the event of a redemption in full the directors elected by holders of the MMP(R) could be entitled to continue to serve as directors until their terms of office expire.

      The purpose of Proposed Amendment A is to specifically set forth in each Fund's Articles Supplementary a provision that the term of certain directors elected by a single series of preferred stock, such as the MMP(R), will terminate automatically upon redemption in full of the holders of the stock. In the event of such redemption in full, all obligations to those holders will cease and separate representatives for them would serve no valid business purpose. In that circumstance, the 1940 Act provision requiring separate representatives for holders of preferred stock would no longer apply or have any relevance.

      REASONS FOR PROPOSED AMENDMENT A. Proposed Amendment A would specifically set forth in each Fund's Articles Supplementary a provision that the term of any Director (other than a Continuing Director) elected by a single series of preferred stock of the Fund would terminate automatically upon redemption in full of the holders of that series of preferred stock. As applied to the Funds, the holders of the MMP(R) in the aggregate would be considered a single series so that, upon a redemption in full of the MMP(R), the term of office of any director elected by the MMP(R) who was not a Continuing Director would automatically terminate. As a result, Proposed Amendment A would give the Board of Directors of each Fund the flexibility to indirectly cause the directorship of a preferred director to terminate by redeeming the preferred stock the director represents. Taking this action may be particularly appropriate where a person or group acquires a large position in preferred shares immediately prior to the record date with a view of obtaining a seat on the board to serve as a platform for initiating and instigating action that would be contrary to the interest of the preferred shareholders or of the relevant Fund as a whole. Neither Fund is aware of an intention on the part of any third party to seek to obtain a seat on the Board of Directors or to recommend any business combination, open-ending or other corporate action to change the manner in which a Fund operates. Nevertheless, the Board of Directors of each Fund considers it prudent to have the flexibility Proposed Amendment A would afford. Of course, there would be costs (including legal fees and costs associated with providing notice to the preferred shareholders) and other significant implications (including the consideration of whether to issue new preferred stock at the time the outstanding preferred shares are redeemed or leverage the Fund by borrowing (each of which would entail additional costs) or, alternatively, liquidate Fund investments in order to redeem the then outstanding preferred shares) associated with any decision to redeem the preferred stock which would be evaluated in full by the Fund's Board of Directors at the time that any such action is contemplated. Because the automatic termination provision would not apply to persons considered to be Continuing Directors, Proposed Amendment A would enable the Fund to retain the services of persons who do not have sizable shareholdings or strategic proposals that could place them in a posture adverse to a Fund. "Continuing Director" is defined in each Fund's Articles of Incorporation generally as a Director who (a) is not an Interested Party or an Affiliate or an Associate (as these terms are defined in the Articles of Incorporation; generally, an Interested Party is a person who has entered into a business combination with the Fund or individually or together with other persons owns or is deemed to own, directly or indirectly, more than 5% of any class of the Fund's securities) of an Interested Party and has been a member of the Board of Directors for a period of at least 12 months; or (b) is a successor of a Continuing Director who is not an Interested Party or an Affiliate or an Associate of an Interested Party and is recommended to succeed a Continuing Director by a majority of the Continuing Directors then on the Board of Directors; or (c) is elected to the Board of Directors to be a Continuing Director by a majority of the Continuing Directors then on the Board of Directors and who is not an Interested Party or an Affiliate or Associate of an Interested Party.

      At the January Board Meetings, the Board of Directors of each Fund separately approved Proposed Amendment A, subject to shareholder approval and subject to receipt of certain written confirmations from the rating agencies rating the MMP(R). The Board considered a number of factors in its deliberations, including (i) that in the event of a redemption in full of a single series of preferred stock of the Fund, separate representatives for the preferred stock would serve no valid business purpose; (ii) that closed-end funds continue to be subject to action by parties with agendas contrary to the interest of fund shareholders as a whole that are disruptive to fund operations and involve significant costs; (iii) that Proposed Amendment A would give the Board of each Fund flexibility in certain circumstances to take appropriate action in a situation where a person or group obtains a Board seat through an investment in a Fund's preferred stock with a view to taking action considered to be contrary to the interests of the preferred holders or the Fund as a whole; and (iv) the benefit of retaining the knowledge and expertise of the Continuing Directors representing preferred shares in the event a decision is made to redeem a series of preferred stock and/or replace that series with another series.

      If adopted, Proposal 2 would render more difficult or discourage the assumption of control by a holder of a large block of a Fund's MMP(R), a proxy contest, a merger, a tender offer or the removal of incumbent management.

REQUIRED VOTE

      Approval of the Articles of Amendment of each Fund will require the affirmative vote of a majority of the votes of the outstanding shares of stock entitled to be cast by holders of each Fund's Common Stock and MMP(R), voting together as a single class. The Funds have had conversations with both Moody's Investor Service, Inc. ("Moody's") and Fitch Ratings ("Fitch"), the rating agencies currently rating the MMP(R), about Proposed Amendment A. They have indicated preliminarily that the changes would not impair their current ratings on the MMP(R) ("Aa1" and "AAA," respectively). In any event, Proposed Amendment A will not be implemented unless Moody's and Fitch confirm that it would not impair their current ratings on the MMP(R).

      THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" PROPOSAL NO. 2.

                     PROPOSAL 3: APPROVAL OF AN AMENDMENT TO
       EACH FUND'S ARTICLES SUPPLEMENTARY ADDING A FORCE MAJEURE PROVISION

      The third proposal to be considered at the Meeting is amending the Articles Supplementary of each Fund as set forth in the proposed Articles of Amendment for each of PFD and PFO ("Proposed Amendment B") described below and attached to this Joint Proxy Statement as Proposed Amendments B-1 and B-2, respectively.

      The Articles Supplementary of each Fund establish procedures for regular periodic auctions for each Fund's MMP(R). The auctions establish the dividend rate to be paid to the holders of the MMP(R) for the next dividend period and are held by each Fund's auction agent at the times and in the manner provided in the Articles Supplementary. Proposed Amendment B would add a provision to each Fund's Articles Supplementary designed to establish procedures to be followed in those instances where an auction for the applicable Fund's outstanding MMP(R) cannot be held, or the auction agent for the Fund is not able to conduct an auction in accordance with the auction procedures set forth in the Articles Supplementary, or the dividend payable on such date cannot be paid because the date on which the auction normally would be held (or the dividend would be paid) pursuant to the Articles Supplementary is not a business day because the NYSE is closed for certain specific reasons. These reasons are the following: an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services (each an "Extraordinary Event"). As described in more detail below, the Proposed Amendment B (a) sets forth how the dividend rate to be paid to the holders of shares of MMP(R) is determined by stating a distinction between situations where the NYSE is closed due to an Extraordinary Event for (i) more than three calendar days or (ii) three or fewer calendar days; (b) sets forth when the dividend will be paid, and how a dividend period will be established if an Extraordinary Event occurs; and (c) provides that if an Extraordinary Event occurs, existing holders of shares of MMP(R) of a Fund will continue to hold their shares of MMP(R) until the next auction for the MMP(R) is held.

      The purpose of Proposed Amendment B is to provide a procedure for auctions for certain situations outside the control of a Fund that force the NYSE to close.

      Under the current provisions of the Articles Supplementary for each Fund, if a regularly scheduled auction cannot be held FOR ANY REASON, including an Extraordinary Event, the dividend rate for the next dividend period would be the "Maximum Rate," which could be expected to be significantly higher than the rate which would have been determined pursuant to auction under normal auction procedures. The Maximum Rate is generally defined in each Fund's Articles Supplementary as the greater of (A) the product of (1) the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such shares and (2) the Rate Multiple on such Auction Date and (b) the applicable spread (as determined pursuant to the chart below) plus the "AA" Composite Commercial Paper Rate on such Auction Date for the next Rate Period of such shares. Rate Multiple means the percentage determined as set forth below, based on the prevailing rating of the MMP(R) in effect at the close of business on the business day next preceding the auction date.

                   PREVAILING RATINGS      RATE MULTIPLE       APPLICABLE SPREAD
                   ------------------      -------------       -----------------

                   "Aa3" or higher              175%                  2.5%

                   "A3"                         225%                  3.0%

                   "Baa3"                       275%                  3.5%

                   Below "Baa3"                 325%                  4.0%

      As of February 11, 2005, based on this formula the Maximum Rate would have been 11.485% for PFD and 11.164% for PFO.

      DIVIDEND RATE PROVISION. Proposed Amendment B provides that if an auction date is not a business day because the NYSE is closed for MORE THAN THREE CONSECUTIVE CALENDAR DAYS (excluding Saturdays and Sundays and previously announced NYSE holidays), or the auction agent cannot conduct an auction in accordance with the auction procedures, due to an Extraordinary Event, then the dividend rate to be paid to the holders of shares of MMP(R) will be the dividend rate determined on the previous auction date. If an auction date is not a business day because the NYSE is closed for THREE OR FEWER THAN THREE CONSECUTIVE CALENDAR DAYS, or if the auction agent cannot conduct an auction in accordance with the auction procedure, due to an Extraordinary Event, then the dividend rate to be paid to the holders of the shares of MMP(R) will be the dividend rate determined by auction on the first business day (i.e., the first day on which the NYSE is open) following such auction date.

      DIVIDEND PAYMENT PROVISION. Proposed Amendment B also provides that if a dividend payment date is not a business day (i.e., a day on which the NYSE is open), or if the dividend payable on such date can not be paid, because the NYSE is closed for business for more than three consecutive calendar days due to an Extraordinary Event, then (a) the dividend payment date for the affected dividend period will be the next business day on which the Fund and the auction agent are able to cause the dividend to be paid using commercially reasonable best efforts, (b) the affected dividend period will end on the day it would have ended had such event not occurred and the dividend payment date had remained the scheduled date; and (c) the next dividend period will begin and end on the dates on which it would have begun and ended had such event not occurred and the dividend payment date remained the scheduled date.

      HOLD OVER PROVISION. Finally, Proposed Amendment B also provides that in the event an auction cannot be held due to an Extraordinary Event, each existing holder of shares of MMP(R) will continue to hold all of his or her shares of MMP(R) until the next auction for the shares of MMP(R) is held (unless a holder sells his or her shares of MMP(R) outside of an auction in a secondary trading market). THIS MEANS THAT A HOLDER OF SHARES OF MMP(R) WOULD, UNDER THESE CIRCUMSTANCES, BE REQUIRED TO HOLD HIS OR HER SHARES OF MMP(R) FOR ANOTHER DIVIDEND PERIOD (WHICH WOULD ORDINARILY BE 49 DAYS) IN ORDER TO SELL THROUGH AN AUCTION.

      REASONS FOR PROPOSED AMENDMENT B. Proposed Amendment B is designed to prevent a Fund from having to pay the Maximum Rate on its MMP(R), and to provide that holders of shares of MMP(R) will be required to continue to hold their shares of MMP(R) until an auction is held following an Extraordinary Event, which would occur due to events not under the control of a Fund. Payment of the Maximum Rate is not a desirable outcome for the Funds or their holders of common stock, as it would have the effect of reducing a Fund's net asset value. Without the revised procedures set forth in Proposed Amendment B, a Fund would almost certainly be forced to redeem the MMP(R) and the holders of the shares of MMP(R) would lose their opportunity to invest in the Fund. At the time the Funds' Articles Supplementary were initially approved, the effect of such Extraordinary Events on auctions for the Funds were not foreseen; the provision in the Funds' Articles Supplementary which provides that the dividend rate will be the Maximum Rate if an auction is not held contemplated situations which would be within a Fund's control, not the sorts of situations specified above. Proposed Amendment B is consistent with current market practice for new issuances of auction market preferred stock and is designed to deal with a very limited set of circumstances outside the Funds' control; if an auction is not held for any reason other than those specified in Proposed Amendment B, current provisions of the Articles Supplementary will apply.

      At a meeting held on January 21, 2005, the Board of Directors of each Fund approved Proposed Amendment B, subject to shareholder approval and subject to receipt of certain written confirmations from the rating agencies rating the MMP(R). The Board considered a number of factors in its deliberations, including that (i) the current Articles Supplementary for each Fund might cause the Fund to be forced to pay a dividend rate on its shares of MMP(R) higher than that which would normally be set at auction if an Extraordinary Event were to occur;
(ii) that in that event, the Fund would likely seek to redeem its shares of MMP(R) and the holders of the MMP(R) would then not be able to invest in the Fund at all; (iii) that the effect of Proposed Amendment B to the Articles Supplementary is to ensure that, if an Extraordinary Event were to occur, each Fund's auction for its MMP(R) can be conducted pursuant to clear procedures set forth in its Articles Supplementary and without detriment to the Fund or its holders of common stock; (iv) that Proposed Amendment B is consistent with current market practice for new issuances of auction market preferred stock and is designed to deal with a very limited set of circumstances outside the Funds' control; and (v) that Proposed Amendment B might be deemed to materially adversely affect the contract rights of the holders of the MMP(R) since they would no longer be entitled to receive the Maximum Rate under the circumstances described above and would be required to hold their shares of MMP(R) until the next auction can be held but also that, pursuant to the Articles Supplementary, the separate vote of the MMP(R) holders approving Proposed Amendment B will be obtained.

REQUIRED VOTE

      Approval of the Articles of Amendment for PFD will require the affirmative vote of (a) a majority of the votes of the outstanding shares of stock entitled to be cast by the holders of PFD's Common Stock and MMP(R), voting together as a single class and (b) 80% of the votes of the outstanding shares of MMP(R) entitled to be cast by the holders of the MMP(R), voting as a separate class.

      Approval of the Articles of Amendment for PFO will require the affirmative vote of (a) a majority of the votes of the outstanding shares of stock entitled to be cast by the holders of PFO's Common Stock and MMP(R), voting together as a single class and (b) a majority of the votes of the outstanding shares of MMP(R) entitled to be cast by the holders of the MMP(R), voting as a separate class.

      The Funds have had conversations with both Moody's and Fitch, the rating agencies currently rating the MMP(R), about Proposed Amendment B. They have indicated preliminarily that the changes would not impair their current ratings on the MMP(R) ("Aa1" and "AAA," respectively). In any event, Proposed Amendment B will not be implemented unless Moody's and Fitch confirm that it would not impair their current ratings on the MMP(R).

THE BOARD OF DIRECTORS OF EACH FUND UNANIMOUSLY RECOMMENDS THAT SHAREHOLDERS VOTE "FOR" PROPOSAL 3.

                       SUBMISSION OF SHAREHOLDER PROPOSALS

      All proposals by shareholders of each Fund that are intended to be presented at each Fund's next Annual Meeting of Shareholders to be held in 2006 must be received by the relevant Fund for consideration for inclusion in the relevant Fund's proxy statement relating to the meeting no later than October 25, 2005 and must satisfy the requirements of federal securities laws.

      Each Fund's By-laws require shareholders wishing to nominate Directors or make proposals to be voted on at the Fund's annual meeting to provide timely notice of the proposal in writing. To be considered timely, any such notice must be delivered to or mailed and received at the principal executive offices of the Fund not later than 60 days prior to the date of the meeting; provided however, that if less than 70 days notice or prior public disclosure of the date of the meeting is given or made to shareholders, any such notice by a shareholder to be timely must be so received not later than the close of business on the 10th day following the day on which notice of the date of the annual meeting was given or such public disclosure was made.

      Any such notice by a shareholder shall set forth the information required by the Fund's By-laws with respect to each matter the shareholder proposes to bring before the annual meeting.

                             ADDITIONAL INFORMATION

INDEPENDENT ACCOUNTANTS

      KPMG, 99 High Street, Boston, Massachusetts 02110-2371, has been selected to serve as each Fund's independent accountants for each Fund's fiscal year ending November 30, 2005. KPMG acted as the independent accountants for each Fund for the fiscal year ended November 30, 2004. The Funds know of no direct financial or material indirect financial interest of KPMG in the Funds. A representative of KPMG will not be present at the Meeting, but will be available by telephone and will have an opportunity to make a statement, if asked, and will be available to respond to appropriate questions.

      Set forth in the table below are audit fees and non-audit related fees billed to each Fund by KPMG for professional services received during and for each Fund's fiscal years ended November 30, 2003 and 2004, respectively.

           FISCAL YEAR ENDED                            AUDIT-RELATED
FUND          NOVEMBER 30            AUDIT FEES             FEES*            TAX FEES**        ALL OTHER FEES
----          -----------            ----------             -----            ----------        --------------
PFD               2003                 $34,500             $11,200             $6,000                --
                  2004                 $36,500             $12,400             $6,400                --

PFO               2003                 $34,500             $11,200             $6,000                --
                  2004                 $36,500             $12,400             $6,400                --

----------
* "Audit-Related Fees" are those fees billed to each Fund by KPMG in connection with their agreed-upon procedures reports on each Fund's Articles Supplementary. Such reports are required quarterly by Moody's Investor Service, Inc. in connection with maintaining public ratings for each Fund's MMP(R).

** "Tax Fees" are those fees billed to each Fund by KPMG in connection with tax consulting services, including primarily the review of each Fund's income tax returns.

      Each Fund's Audit Committee Charter requires that the Audit Committee pre-approve all audit and non-audit services to be provided by the auditors to the Fund, and all non-audit services to be provided by the auditors to the Fund's investment adviser and any entity controlling, controlled by or under common control with the Funds' investment adviser ("affiliates") that provide on-going services to each Fund, if the engagement relates directly to the operations and financial reporting of each Fund, or to establish detailed pre-approval policies and procedures for such services in accordance with applicable laws. All of the audit, audit-related and tax services described above for which KPMG billed each Fund fees for the fiscal years ended November 30, 2003 and November 30, 2004 were pre-approved by the Audit Committee.

      For each Fund's fiscal year ended November 30, 2004, KPMG did not provide any non-audit services (or bill any fees for such services) to the Funds' investment adviser or any affiliates thereof that provide services to the Funds.

INVESTMENT ADVISER AND ADMINISTRATOR

      Flaherty & Crumrine serves as the investment adviser to each Fund and its business address is 301 E. Colorado Boulevard, Suite 720, Pasadena, California 91101. PFPC Inc. acts as the administrator to each Fund and is located at 4400 Computer Drive, Westborough, Massachusetts 01581.

COMPLIANCE WITH THE SECURITIES EXCHANGE ACT OF 1934

      Section 16(a) of the 1934 Act and Section 30(h) of the 1940 Act require each Fund's directors and officers, certain persons affiliated with Flaherty & Crumrine and persons who beneficially own more than 10% of a registered class of each Fund's securities, to file reports of ownership and changes of ownership with the SEC, the NYSE and each Fund. Directors, officers and greater-than-10% shareholders are required by SEC regulations to furnish each Fund with copies of such forms they file. Based solely upon its review of the copies of such forms received by it and written representations from certain of such persons, each Fund believes that during 2004, all such filing requirements applicable to such persons were met.

BROKER NON-VOTES AND ABSTENTIONS

      A proxy which is properly executed and returned accompanied by instructions to withhold authority to vote represents a broker "non-vote" (i.e., shares held by brokers or nominees as to which (i) instructions have not been received from the beneficial owners or the persons entitled to vote and (ii) the broker or nominee does not have discretionary voting power on a particular matter). Proxies that reflect abstentions or broker non-votes (collectively, "abstentions") will be counted as shares that are present and entitled to vote at the meeting for purposes of determining the presence of a quorum. With respect to Proposal 1, abstentions do not constitute a vote "for" or "against" the proposal and will be disregarded in determining the "votes cast" on the proposal. With respect to Proposal 2 and Proposal 3, abstentions will count as a vote against a proposal.

                    OTHER MATTERS TO COME BEFORE THE MEETING

      Each Fund does not intend to present any other business at the relevant Meeting, nor is either Fund aware that any shareholder intends to do so. If, however, any other matters are properly brought before the Meeting, the persons named in the accompanying form of proxy will vote thereon in accordance with their judgment.

IT IS IMPORTANT THAT PROXIES BE RETURNED PROMPTLY. SHAREHOLDERS WHO DO NOT EXPECT TO ATTEND THE MEETINGS ARE THEREFORE URGED TO COMPLETE, SIGN, DATE AND RETURN ALL PROXY CARDS AS SOON AS POSSIBLE IN THE ENCLOSED POSTAGE-PAID ENVELOPE.

                             PROPOSED AMENDMENT A-1

                              ARTICLES OF AMENDMENT
                                       OF
             FLAHERTY & CRUMRINE PREFERRED INCOME FUND INCORPORATED

      Flaherty & Crumrine Preferred Income Fund Incorporated, a Maryland corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

      FIRST: Part I of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock(TM) of the Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 12, 1991, as amended by Articles of Amendment filed with SDAT on July 25, 1994 (as amended, the "Original Articles Supplementary") is hereby further amended as follows: By adding the following subsection 5(h) to Part I thereof, accordingly:

            "(h) Terms of Office of Certain Directors to Terminate. Simultaneously with and at the time that none of the issued shares of MMP(R) are "outstanding" as set forth in subsection
                  (d)(ii) of this Section 5, i.e., the redemption price for the redemption of such shares of MMP(R) has been deposited in trust with the MMP(R) Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares of MMP(R) has been given as provided in Section 3 of this Part I, the terms of office of any directors elected solely by the holders of such shares of MMP(R) shall automatically terminate and the remaining directors shall constitute the directors of the Corporation; provided, however, that the terms of office of any such directors who meet the definition of "Continuing Directors" in the Corporation's Articles of Amendment and Restatement, as amended, shall continue and shall not terminate."

      SECOND: The Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock ("MMP(R)") of the Corporation filed with the SDAT on May 31, 2002 (the "Additional Articles Supplementary") are amended to incorporate by reference the provisions of Article FIRST above and any future amendment to the Original Articles Supplementary by amending the second sentence of Article FIRST of the Additional Articles Supplementary to read, "The Corporation's Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock ("MMP(R)") filed with the State Department of Assessments and Taxation on April 12, 1991, as amended by the Articles of Amendment of the Corporation filed with the State Department of Assessments and Taxation on July 25, 1994, and as further amended from time to time, are referred to together herein as the "Initial Articles Supplementary".

      THIRD: The amendments to the Charter of the Corporation set forth in Articles FIRST and SECOND above were advised by the Board of Directors and approved by the stockholders.

      IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________, 2005             FLAHERTY & CRUMRINE PREFERRED
                                        INCOME FUND INCORPORATED

                                        __________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                             PROPOSED AMENDMENT A-2

                              ARTICLES OF AMENDMENT
                                       OF
                               FLAHERTY & CRUMRINE
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

      Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

      FIRST: Part I of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of the Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 6, 1992 (the "Articles Supplementary") is hereby amended as follows: By adding the following subsection 5(h) to Part I thereof, accordingly:

            "(h) Terms of Office of Certain Directors to Terminate. Simultaneously with and at the time that none of the issued shares of MMP(R) are "outstanding" as set forth in subsection
                  (d)(ii) of this Section 5, i.e., the redemption price for the redemption of such shares oF MMP(R) has been deposited in trust with the MMP Paying Agent for that purpose and the requisite Notice of Redemption with respect to such shares of MMP(R) has been given as provided in Section 3 of this Part I, the terms of office of any directors elected solely by the holders of such shares of MMP(R) shall automatically terminate and the remaining directors shall constitute the directors of the Corporation; provided, however, that the terms of office of any such directors who meet the definition of "Continuing Directors" in the Corporation's Articles of Amendment and Restatement, as amended, shall continue and shall not terminate."

      SECOND: The amendments to the Charter of the Corporation set forth in Article FIRST above were advised by the Board of Directors and approved by the stockholders.

      IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________, 2005

                                        FLAHERTY & CRUMRINE PREFERRED INCOME
                                        OPPORTUNITY FUND INCORPORATED


                                        ___________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                             PROPOSED AMENDMENT B-1

                              ARTICLES OF AMENDMENT
                                       OF
                               FLAHERTY & CRUMRINE
                       PREFERRED INCOME FUND INCORPORATED

      Flaherty & Crumrine Preferred Income Fund Incorporated, a Maryland corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

      FIRST: Part II of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock(TM) of the Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 12, 1991, as amended by Articles of Amendment filed with SDAT on July 25, 1994 (as amended, the "Original Articles Supplementary") is hereby further amended as follows: By inserting the following new Section 7 in Part II thereof, and renumbering the existing Section 7 of Part II as Section 8, accordingly:

      "7. Force Majeure.

            (a)   Notwithstanding anything else set forth herein,

                  (i) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date; and

                  (ii) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for three or fewer than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

            (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                  (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                  (ii) The affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                  (iii) The next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

            (c) In the event that either provision (a) or (b) of this Section 7 is applicable for the MMP, each Existing Holder of the MMP shall hold all of the shares of MMP held by such Existing Holder until the next Auction Date for the MMP (unless the Existing Holder of such shares of MMP sells his or her shares of MMP outside of an Auction in a secondary trading market)."

      SECOND: The Original Articles Supplementary of the Corporation are further amended as follows: By revising the second sentence of Part I, Section 2(c)(i) by inserting at the end of the words "provided, however, that if an Auction for any Subsequent Rate Period is not held for any reason" the phrase "(except as provided in Section 7 of Part II of these Articles Supplementary)".

      THIRD: The Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock ("MMP(R)") of the Corporation filed with the SDAT on May 31, 2002 (the "Additional Articles Supplementary") are amended to incorporate by reference the provisions of Article FIRST above and any future amendment to the Original Articles Supplementary by amending the second sentence of Article FIRST of the Additional Articles Supplementary to read, "The Corporation's Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred Stock ("MMP(R)") filed with the State Department of Assessments and Taxation on April 12, 1991, as amended by the Articles of Amendment of the Corporation filed with the State Department of Assessments and Taxation on July 25, 1994, and as further amended from time to time, are referred to together herein as the "Initial Articles Supplementary".

      FOURTH: The amendments to the Charter of the Corporation set forth in Articles FIRST, SECOND and THIRD above were advised by the Board of Directors and approved by the stockholders.

      IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury

DATE: _______________, 2005             FLAHERTY & CRUMRINE PREFERRED
                                        INCOME FUND INCORPORATED

                                        ________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                             PROPOSED AMENDMENT B-2

                              ARTICLES OF AMENDMENT
                                       OF
                               FLAHERTY & CRUMRINE
                 PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

      Flaherty & Crumrine Preferred Income Opportunity Fund Incorporated, a Maryland corporation (hereinafter the "Corporation"), hereby certifies to the State Department of Assessments and Taxation that:

      FIRST: Part II of the Articles Supplementary Creating and Fixing the Rights of Money Market Cumulative Preferred(TM) Stock of tHe Corporation, filed with the Maryland State of Department of Assessments and Taxation ("SDAT") on April 6, 1992 (the "Articles Supplementary") is hereby amended as follows: By inserting the following new Section 7 in Part II thereof, and renumbering the existing Section 7 of Part II as Section 8, accordingly:

      "7. FORCE MAJEURE.

            (a)   Notwithstanding anything else set forth herein,

                  (i) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined on the previous Auction Date; and

                  (ii) if an Auction Date is not a Business Day because the New York Stock Exchange is closed for business for three or fewer than three consecutive calendar days (excluding Saturdays and Sundays and previously announced New York Stock Exchange holidays) due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the Auction Agent is not able to conduct an Auction in accordance with the Auction Procedures for any such reason, then the Applicable Rate for the next Dividend Period shall be the Applicable Rate determined by auction on the first Business Day following such Auction Date.

            (b) Notwithstanding anything else set forth herein, if a Dividend Payment Date is not a Business Day because the New York Stock Exchange is closed for business for more than three consecutive calendar days due to an act of God, natural disaster, extreme weather, act of war, civil or military disturbance, act of terrorism, sabotage, riots or a loss or malfunction of utilities or communications services, or if the dividend payable on such date can not be paid for any such reason, then:

                  (i) The Dividend Payment Date for the affected Dividend Period shall be the next Business Day on which the Fund and the Auction Agent are able to cause the dividend to be paid using commercially reasonable best efforts;

                  (ii) The affected Dividend Period shall end on the day it would have ended had such event not occurred and the Dividend Payment Date had remained the scheduled date; and

                  (iii) The next Dividend Period will begin and end on the dates on which it would have begun and ended had such event not occurred and the Dividend Payment Date remained the scheduled date.

      (c) In the event that either provision (a) or (b) of this Section 7 is applicable for the MMP, each Existing Holder of the MMP shall hold all of the shares of MMP held by such Existing Holder until the next Auction Date for the MMP (unless the Existing Holder of such shares of MMP sells his or her shares of MMP outside of an Auction in a secondary trading market)."

      SECOND: The Articles Supplementary of the Corporation are further amended as follows: By revising the second sentence of Part I, Section 2(c)(i) by inserting at the end of the words "provided, however, that if an Auction for any Subsequent Rate Period is not held for any reason" the phrase "(except as provided in Section 7 of Part II of these Articles Supplementary)".

      THIRD: The amendments to the Charter of the Corporation set forth in Articles FIRST and SECOND above were advised by the Board of Directors and approved by the stockholders.

      IN WITNESS WHEREOF, the undersigned officers of the Corporation have executed these Articles of Amendment and do hereby acknowledge that these Articles of Amendment are the act and deed of the Corporation and that, to the best of their knowledge, information and belief, the matters and facts contained herein with respect to authorization and approval are true in all material respects, under the penalties of perjury.

DATE: _______________, 2005

                                        FLAHERTY & CRUMRINE PREFERRED INCOME
                                        OPPORTUNITY FUND INCORPORATED


                                        ____________________________________
                                        Robert M. Ettinger
                                        President

WITNESS:


________________________________
R. Eric Chadwick
Secretary

                               DETACH HERE                                ZFCI22

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS

THE UNDERSIGNED HOLDER OF SHARES OF COMMON STOCK OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF COMMON STOCK WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE BOARD ROOM OF THE RADISSON BRIDGE RESORT, 999 EAST CAMINO REAL, BOCA RATON, FL 33432 AT 8:30 A.M., ON APRIL 21, 2005, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.




-----------                                                        -----------
SEE REVERSE                                                        SEE REVERSE
  SIDE          CONTINUED AND TO BE SIGNED ON REVERSE SIDE            SIDE
-----------                                                        -----------

FLAHERTY & CRUMRINE
PREFERRED INCOME OPPORTUNITY FUND
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586


                                DETACH HERE                               ZFCI21

                                                                            3202

---
 X    PLEASE MARK
---   VOTES AS IN
      THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                              FOR      WITHHELD
1.   ELECTION OF DIRECTOR
     NOMINEE:(01) MORGAN GUST


                                              FOR      AGAINST   ABSTAIN


2.   TO APPROVE AN AMENDMENT TO THE
     FUND'S  ARTICLES SUPPLEMENTARY
     CREATING AND FIXING THE RIGHTS
     OF   MONEY   MARKET CUMULATIVE
     PREFERRED(TM) STOCK -- TERM OF
     OFFICE OF  CERTAIN DIRECTORS.

3.   TO APPROVE AN AMENDMENT TO THE
     FUND'S  ARTICLES SUPPLEMENTARY
     CREATING AND FIXING THE RIGHTS
     OF   MONEY   MARKET CUMULATIVE
     PREFERRED(TM)  STOCK --  FORCE
     MAJEURE PROVISION.



THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR, "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK -- TERM OF OFFICE OF CERTAIN DIRECTORS, AND "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK -- FORCE MAJEURE PROVISION.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:_______ DATE:________    SIGNATURE:________ DATE:__________

                               DETACH HERE                                ZFC022

       FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED

                   PROXY SOLICITED BY THE BOARD OF DIRECTORS


     THE UNDERSIGNED HOLDER OF SHARES OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK ("MMP<<") OF FLAHERTY & CRUMRINE PREFERRED INCOME OPPORTUNITY FUND INCORPORATED, A MARYLAND CORPORATION (THE "FUND"), HEREBY APPOINTS DONALD F. CRUMRINE, ROBERT M. ETTINGER AND TERESA M. R. HAMLIN, ATTORNEYS AND PROXIES FOR THE UNDERSIGNED, EACH WITH FULL POWERS OF SUBSTITUTION AND REVOCATION, TO REPRESENT THE UNDERSIGNED AND TO VOTE ON BEHALF OF THE UNDERSIGNED ALL SHARES OF MMP<< WHICH THE UNDERSIGNED IS ENTITLED TO VOTE AT THE ANNUAL MEETING OF SHAREHOLDERS OF THE FUND TO BE HELD AT THE BOARD ROOM OF THE RADISSON BRIDGE RESORT, 999 EAST CAMINO REAL, BOCA RATON, FL 33432 AT 8:30 A.M., ON APRIL 21, 2005, AND ANY ADJOURNMENTS THEREOF. THE UNDERSIGNED HEREBY ACKNOWLEDGES RECEIPT OF THE NOTICE OF ANNUAL MEETING AND PROXY STATEMENT AND HEREBY INSTRUCTS SAID ATTORNEYS AND PROXIES TO VOTE SAID SHARES AS INDICATED HEREON. IN THEIR DISCRETION, THE PROXIES ARE AUTHORIZED TO VOTE UPON SUCH OTHER BUSINESS AS MAY PROPERLY COME BEFORE THE MEETING. A MAJORITY OF THE PROXIES PRESENT AND ACTING AT THE MEETING IN PERSON OR BY SUBSTITUTE (OR, IF ONLY ONE SHALL BE SO PRESENT, THEN THAT ONE) SHALL HAVE AND MAY EXERCISE ALL OF THE POWER AND AUTHORITY OF SAID PROXIES HEREUNDER. THE UNDERSIGNED HEREBY REVOKES ANY PROXY PREVIOUSLY GIVEN.


------------                                                   ------------
SEE REVERSE                                                    SEE REVERSE
   SIDE           CONTINUED AND TO BE SIGNED ON REVERSE SIDE      SIDE
------------                                                   ------------

FLAHERTY & CRUMRINE PREFERRED
INCOME OPPORTUNITY FUND INCORPORATED
C/O PFPC INC.
P.O. BOX 8586
EDISON, NJ 08818-8586



                               DETACH HERE                                ZFC021

                                                                            3202
---
 X    PLEASE MARK
---   VOTES AS IN
      THIS EXAMPLE.

THIS PROXY, IF PROPERLY EXECUTED, WILL BE VOTED IN THE MANNER DIRECTED BY THE UNDERSIGNED SHAREHOLDER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR THE ELECTION OF THE NOMINEE AS DIRECTOR, FOR PROPOSAL 2, AND FOR PROPOSAL 3.

PLEASE REFER TO THE PROXY STATEMENT FOR A DISCUSSION OF THE PROPOSALS.

                                                FOR      WITHHELD

1.   ELECTION OF DIRECTOR
     NOMINEE:(01) KAREN H. HOGAN



                                                FOR      AGAINST    ABSTAIN

2.   TO APPROVE AN AMENDMENT TO THE
     FUND'S ARTICLES  SUPPLEMENTARY
     CREATING AND FIXING THE RIGHTS
     OF   MONEY   MARKET CUMULATIVE
     PREFERRED(TM) STOCK -- TERM OF
     OFFICE OF  CERTAIN DIRECTORS.

3.   TO APPROVE AN AMENDMENT TO THE
     FUND'S  ARTICLES SUPPLEMENTARY
     CREATING AND FIXING THE RIGHTS
     OF MONEY  MARKET    CUMULATIVE
     PREFERRED(TM) STOCK  --  FORCE
     MAJEURE PROVISION.



THE BOARD OF DIRECTORS RECOMMENDS THAT THE SHAREHOLDERS VOTE "FOR" THE ELECTION OF THE NOMINEE AS DIRECTOR, "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK -- TERM OF OFFICE OF CERTAIN DIRECTORS, AND "FOR" THE APPROVAL OF AN AMENDMENT TO THE FUND'S ARTICLES SUPPLEMENTARY CREATING AND FIXING THE RIGHTS OF MONEY MARKET CUMULATIVE PREFERRED(TM) STOCK -- FORCE MAJEURE PROVISION.

MARK HERE FOR ADDRESS CHANGE AND NOTE AT LEFT

PLEASE SIGN, DATE AND RETURN PROMPTLY IN THE ENCLOSED
ENVELOPE

NOTE: PLEASE SIGN EXACTLY AS YOUR NAME APPEARS ON THIS PROXY. IF JOINT OWNERS, EITHER MAY SIGN THIS PROXY. WHEN SIGNING AS ATTORNEY, EXECUTOR, ADMINISTRATOR, TRUSTEE, GUARDIAN OR CORPORATE OFFICER, PLEASE GIVE YOUR FULL TITLE.

SIGNATURE:_______  DATE:________      SIGNATURE:_________   DATE:_________